                                                                    Exhibit 10.6


           SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
           ---------------------------------------------------------

     This Second Amended and Restated Registration Rights Agreement (the "Agreement") is made and entered into as of March 29, 2000 by and among DIVEO BROADBAND NETWORKS, INC., a Delaware corporation (the "Company"), and those persons listed on Schedule 1 hereto.

     WHEREAS, the Company has entered into a Registration Rights Agreement, dated as of June 24, 1998, which was amended and restated on April 16, 1999 and subsequently amended on July 2, 1999 (as so amended the "Original Registration Rights Agreement"), with the holders named therein (the "Existing Investors");

     WHEREAS, the Company concurrently with the execution of this Agreement is entering into a Preferred Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), with the parties named as Investors therein (the "Investors") pursuant to which the Company will issue and sell to the Investors and the Investors will purchase from the Company shares of (i) series C-1 voting preferred stock of the Class C Preferred Stock, par value $.0001 per share (the "Series C-1 Voting Preferred Stock") and (ii) series C-1 non voting preferred stock of the Class C Preferred Stock, par value $.0001 per share (the "Series C-1 Non Voting Preferred Stock" and together with the Series C-1 Voting Preferred Stock, the "Series C-1 Preferred Stock");

     WHEREAS, in connection with the purchase and sale of the Series C-1 Preferred Stock, the Board of Directors and the shareholders of the Company have duly authorized and approved the Third Restated and Amended Certificate of Incorporation of the Company (the "Third Restated Certificate of
Incorporation");

     WHEREAS, the due execution and delivery of an amendment of the Original Registration Rights Agreement among the Company and the other parties hereto is a condition to the execution and delivery of the Purchase Agreement;

     WHEREAS, pursuant to Section 11(e) of the Original Registration Rights Agreement, the holders of not less than 85% of the Registrable Securities (as defined in the Original Registration Rights Agreement) may amend the Original Registration Rights Agreement on behalf of all of the parties thereto; and

     WHEREAS, holders of not less than 85% of the Registrable Securities and the other parties hereto desire to amend and restate the Original Registration Rights Agreement in its entirety and to replace the same with this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the parties hereto agree that the Original Registration Rights Agreement is hereby amended and restated in its entirety to provide as follows:

   Unless otherwise defined herein, capitalized terms so used herein and not defined shall have the same meaning as provided in the Purchase Agreement.

  The parties hereby agree as follows:

  1.  Certain Definitions.
      -------------------

  As used in this Agreement, the following terms shall have the following respective meanings:

  "Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of New York are open for business.

  "Commission" means the Securities and Exchange Commission.

  "Common Stock" means the Common Stock, par value $.0001 per share, of the Company, as constituted on the date hereof, any shares of the Company's capital stock into which such Common Stock shall be changed or any shares of the Company's capital stock resulting from any reclassification or recapitalization with respect to such Common Stock.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

  "Founder Holders" means David Schmieg, Robert Goad, Scott Puritz, Jonathan Gunter, Diginet Development, L.L.C., Gunter, L.P., and the Gunter Roth Trusts.

  "Founder Stock" means (i) the Common Stock held by the Founder Holders and
(ii) the Common Stock issued or issuable pursuant to the exercise of the Goad Option (as described in the Preferred Stock and Warrant Purchase Agreement, dated as of April 16, 1999, between the Company and certain investors).

  "Gunter Roth Trusts" means each of BT Alex. Brown c/f Diana Rose Gunter Roth CNV DTD 4/21/98, BT Alex. Brown c/f Janet Anne Gunter Roth CNV DTD 5/1/98, BT Alex. Brown c/f Jonathan Forrest Gunter Roth CNV DTD 4/21/98, BT Alex. Brown c/f Timothy Owen Gunter Roth CNV DTD 4/28/98, BT Alex. Brown c/f Scott D. Puritz Roth CNV DTD 4/24/98, and BT Alex. Brown c/f Susan Neal Puritz Roth CNV DTD 4/24/98, which trusts currently own Series A Preferred Stock.

  "Holders" means the Persons listed on Schedule 1 hereto and any other Person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 11(f) of this Agreement.

  "Initiating Holders" means at any time any Holder or Holders who in the aggregate hold not less than six percent (6%) of the number of Registrable Securities (excluding the Founder Stock) at such time.

  "Majority Holders" means at any time the holders of a majority of the number of outstanding Registrable Securities (excluding the Founder Stock) at such time.

  "Majority Initiating Holders" means the holders of a majority of the Registrable Securities covered by a Requested Registration initiated by the Initiating Holders.

  "Non Voting Common Stock" means the Company's Non Voting Common Stock, par value $.0001 per share, as constituted on the date hereof, any shares of the Company's capital stock into which such Non Voting Common shall be changed or any shares of the Company's capital stock resulting from any reclassification or recapitalization with respect to such Non Voting Common Stock.

  "Person" means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

  "Purchase Agreement" has the meaning assigned to such term in the recitals hereto.

  The terms "register", "registered" or "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

  "Registrable Securities" means (i) the Common Stock issued or issuable pursuant to the conversion or exchange of the Series A-1 Preferred Stock, Series A-2 Preferred Stock (including, without limitation, Series A-2 Preferred Stock issued or issuable upon the exercise of the Series A-2 Warrants), Series B-1 Preferred Stock (including, without limitation, Series B-1 Preferred Stock issued or issuable upon the exercise of Series B-1 Warrants), Series B-2 Preferred Stock, Series C-1 Preferred Stock or Non Voting Common Stock; (ii) any Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Series A-1 Preferred Stock, Series A-2 Preferred Stock (including, without limitation, Series A-2 Preferred Stock issued or issuable upon the exercise of the Series A-2 Warrants), Series B-1 Preferred Stock (including, without limitation, Series B-1 Preferred Stock issued or issuable upon the exercise of Series B-1 Warrants), Series B-2 Preferred Stock, Series C-1 Preferred Stock or Non Voting Common Stock held by any Holder, upon any stock split, stock dividend, recapitalization or similar event; (iii) Founder Stock; (iv) shares of Common Stock issued upon exercise of preemptive rights under the Stockholders' Agreement; and (v) securities issued in replacement of or exchange for any of the securities issued in clauses (i) through (iv) above, including upon any recapitalization or reclassification of such securities.

  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or "blue sky" laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel chosen by the Majority Initiating Holders, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and other Persons retained by the Company; provided, however, that Registration Expenses shall not include
                --------  -------
underwriting discounts and commissions.

  "Requested Registration" has the meaning set forth in Section 2(a) hereof.

  "Rights Holder" has the meaning set forth in Section 3(a)(iv) hereof.

  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

  "Series A-1 Preferred Stock" means, collectively, the Company's Series A-1 Voting Preferred Stock of the Class A Preferred Stock, $.0001 par value per share, and Series A-1 Non Voting Preferred Stock of the Class A Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

   "Series A-2 Preferred Stock" means the Company's Series A-2 Preferred Stock of the Class A Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Series A-2 Warrants" means warrants to purchase up to 2,303,338 shares of Series A-2 Preferred Stock issued by the Company.

  "Series B-1 Preferred Stock" means, collectively, the Company's Series B-1 Voting Preferred Stock of the Class B Preferred Stock, par value $.0001 per share, and Series B-1 Non Voting Preferred Stock of the Class B Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Series B-1 Warrants" means warrants to purchase shares of Series B-1 Preferred Stock issued by the Company.

  "Series B-2 Preferred Stock" means the Company's Series B-2 Preferred Stock of the Class B Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Series C-1 Non Voting Preferred Stock" means the Company's Series C-1 Non Voting Preferred Stock of the Class C Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Series C-1 Preferred Stock" means, collectively, the Company's Series C-1 Voting Preferred Stock of the Class C Preferred Stock, $.0001 par value per share, and Series C-1 Non Voting Preferred Stock of the Class C Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Series C-1 Voting Preferred Stock" means the Company's Series C-1 Voting Preferred Stock of the Class C Preferred Stock, par value $.0001 per share, as constituted on the date hereof.

  "Short-Form Registration Statement" has the meaning set forth in Section 2(a) hereof.

  "Underwriter's Maximum Number" has the meaning set forth in Section 2(f) hereof.

  2.  Registration.

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

  (a) Requested Registration.  At any time after the earlier to occur of (i)
      ----------------------
April 16, 2003, and (ii) the Company's initial public offering of equity securities (such an offering, an "Initial Public Offering"), upon written request by the Initiating Holders to the Company that the Company effect a registration under the Securities Act (a "Requested Registration"), the Company shall use its diligent efforts to file a registration statement on Form S-1 or any similar long-form registration statement (each, a "Long-Form Registration Statement") (x) with respect to the first such Long-Form Registration Statement within ninety (90) days after receipt of such request by such Initiating Holders and (y) with respect to each successive Long-Form Registration Statement, within sixty (60) days after receipt of such request by such Initiating Holders, in each case in order to effect the registration under the Securities Act of the Registrable Securities (other than Founder Stock) that the Company has been so requested to register or to file a registration statement on Commission Form S-2 or Form S-3 or any successor or similar short-form registration statement (each, a "Short-Form Registration Statement") within forty-five (45) days after receipt of such request if the Company is qualified to file a Short-Form Registration Statement; provided, however, that the Company shall not be obligated to file a
           --------  -------
Requested Registration on a Short-Form Registration Statement (a "Short-Form Registration") pursuant to this Section 2(a) unless the anticipated gross aggregate offering price of the Registrable Securities to be sold pursuant thereto is at least two million dollars ($2,000,000) in the aggregate; provided,
                                                                       --------
further, however, that in the event the Company has not completed an Initial
-------  -------
Public Offering, the Company shall not be obligated to file a Requested Registration on a Long-Form Registration Statement (a "Long-Form Registration") pursuant to this Section 2(a) unless at least eighty million dollars ($80,000,000) in aggregate principal amount of the Registrable Securities (as measured by the aggregate gross offering price thereof as reflected in the registration statement with respect thereto), after giving effect to such registration, would be registered under the Securities Act; provided, further,
                                                            --------  -------
however, that if the Company has previously completed an Initial Public Offering
-------
the Company shall not be obligated to file a Long-Form Registration unless the anticipated aggregate gross offering price with respect thereto would equal or exceed thirty million dollars ($30,000,000). The Company must file an unlimited number of Short-Form Registrations pursuant to this Section 2(a) subject to the requirement that any such Short-Form Registration meets the two million dollar ($2,000,000) aggregate offering threshold referenced above and otherwise satisfies the conditions or requirements applicable thereto. In no event shall the Company be obligated hereunder to file more than six (6) Long-Form Registrations in the aggregate or more than two (2) Long-Form Registrations requested by any Investor and the affiliates thereof. Subject to Section 2(f), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the Registrable Securities subject to such Requested Registration at a price range acceptable to the Majority Initiating Holders. Upon filing of a Long-Form Registration Statement or a Short-Form Registration Statement, as the case may be, the Company shall thereafter use its diligent efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible.

  (b) Incidental Registration.  If the Company for itself or any of its security
      -----------------------
holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the

Company or any subsidiary pursuant to an employee or similar benefit plan or
(ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least ten
(10) days after receipt of any Requested Registration or, in the case that the Company determines to register for its own account any shares of its capital stock, at least thirty (30) days prior to the filing of the registration statement applicable thereto, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, subject to
Section 2(f), the Company will use its diligent efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

  (c) Registration Statement Form.  The Company shall, if permitted by law,
      ---------------------------
effect any registration requested under this Section 2 by the filing of a Short-Form Registration Statement and shall use its diligent efforts to take any action reasonably necessary to maintain its eligibility to utilize a Short-Form Registration Statement to permit resales as requested by the Holders with respect to "Transactions Involving Secondary Offerings" as described in General Instruction I.B.3 of Commission Form S-3.

  (d) Expenses.  The Company shall pay all Registration Expenses incurred in
      --------
connection with any Incidental Registration and any Requested Registration.

  (e) Effective Registration Statement.  A Requested Registration or an
      --------------------------------
Incidental Registration pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless the registration statement filed with respect thereto in accordance with the Securities Act has been declared effective by the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have become effective if (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder, or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

  (f) Priority in  Registration. If a Requested Registration or an Incidental
      -------------------------
Registration is made in connection with an underwritten offering, and the managing underwriters give written advice to the Initiating Holders or the Company, as the case may be, that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such registration, then the Company and the Holders shall participate in such offering in the following order of priority: (A) in the case of a Requested Registration, (i) there shall be included in such registration that number of Registrable Securities issued upon conversion of shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock (including Registrable Securities issuable upon conversion of (x) the Series A-2 Preferred Stock issuable upon conversion of the Series A-2 Warrants and (y) the Series B-1 Preferred Stock issuable upon conversion of the Series B-1 Warrants) and Series C-1 Preferred Stock that the holders thereof shall have requested to be included in such offering either as an Initiating Holder or as to an Incidental Registrant and that does not exceed the Underwriter's Maximum Number; (ii) the Company shall be entitled to include in such registration that number of securities that it proposes to offer and sell for its own account to the full extent of the remaining portion of the Underwriter's Maximum Number; and (iii) to the extent not inconsistent with any registration rights hereafter granted by the Company to holders of Company securities, the Founder Holders shall be entitled to include in such registration that number of shares of Registrable Securities that the Founder Holders shall have requested to be included in such registration to the full extent of the remaining portion of the Underwriter's Maximum Number; and (B) in the case of an Incidental Registration triggered by a proposed registration for the account of the Company (i) the Company shall be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and that does not exceed the Underwriter's Maximum Number; (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities issued upon the conversion of shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock (including Registrable Securities issuable upon conversion of (x) the Series A-2 Preferred Stock issuable upon conversion of the Series A-2 Warrants and (y) the Series B-1 Preferred Stock issuable upon conversion of the Series B-1 Warrants) and Series C-1 Preferred Stock that the holders thereof shall have requested to be included in such offering as an Incidental Registration to the full extent of the remaining portion of the Underwriter's Maximum Number; and (iii) to the extent not inconsistent with any registration rights hereafter granted by the Company to holders of the Company's securities, the Company will be obligated and required to include in such registration that number of shares of Founder Stock requested to be included in such offering by the Founder Holders along with other securities of the Company that shall have been requested by other Persons having registration rights pursuant to one or more other registration rights agreements with the Company. If the number of shares of Registrable Securities requested to be included in an underwritten offering exceeds the then remaining portion of the Underwriter's Maximum Number as provided in clauses (A) and (B) of this Section 2(f), as the case may be, then the Holders whose aggregate request so exceeds the then remaining portion of the Underwriter's Maximum Number and who are then entitled to include shares up to such Underwriter's Maximum Number in accordance with the priority established in clauses (A) and (B) of this Section 2(f) may include shares of Registrable Securities in such underwritten offering pro rata in accordance with the
                                         --- ----
relative number of shares originally requested to be included in such offering by such Holders in the writing delivered in accordance with Section 2(a) or
Section 2(b), as the case may be.

  (g) Notwithstanding anything in this Section 2 to the contrary, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to Section 2(a) for up to ninety (90) days if such registration would, in the good faith judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders.

  (h) Notwithstanding anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect registration, qualification or compliance with respect to its Registrable Securities:

      (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

      (ii) that would require it to qualify generally to do business in any jurisdiction which it is not already so qualified;

      (iii) that would subject it to taxation in a jurisdiction in which it is not already subject generally to taxation; or

      (iv) during the period ending on the 180th day immediately following the effective date of, any registration statement pertaining to securities of the Company, provided that the Company is actively employing in good faith
         --------
reasonable efforts to cause such registration statement to become effective.

  3.  Registration Procedures.
      -----------------------

  (a) If and whenever the Company is required to use its diligent efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

      (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its diligent efforts to cause such registration to become and remain effective; provided that before filing a
                                             --------
registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish copies of all such documents proposed to be filed to counsel selected by the holders of Registrable Securities covered by such registration statement;

      (ii) permit any Holder who, in the reasonable judgment of such Holder, might be deemed to be an underwriter or a controlling person of the Company to participate in the preparation of such registration statement;

      (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

      (iv) furnish to any Holder of Registrable Securities to be sold under such registration statement (a "Rights Holder") such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Rights Holder may reasonably request;

      (v) use its diligent efforts to register or qualify all Registrable Securities covered by such registration statement under such state securities or "blue sky" laws of such jurisdictions within the United States as any Rights Holder or managing underwriter shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action that may be reasonably necessary or advisable to enable the Rights Holder to consummate the disposition thereof in such jurisdictions;

      (vi) use its diligent efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Rights Holder to consummate the intended disposition of such Registrable Securities;

      (vii) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, use its diligent efforts promptly to obtain the withdrawal of such order;

      (viii) use its diligent efforts to furnish to the Rights Holders (1) an opinion, dated the closing date of the sale of Registrable Securities pursuant to the registration statement, of counsel to the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, to the effect that (i) it has been advised by the Commission that the registration statement has been declared effective by the Commission under the Securities Act, (ii) to the diligent knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (iii) the registration statement, the related prospectus and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and schedules and statistical data contained therein); (iv) no facts have come to the attention of such counsel to cause such counsel to believe that the registration statement (except for financial statements and schedules and statistical data) or the prospectus, or any amendment or supplement thereto, at the time the registration statement and the prospectus included therein became effective, contained any untrue statement of a material fact or omitted a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (v) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and contracts and other legal documents or instruments provided to such counsel fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and (vi) such counsel is not aware of any legal or governmental proceedings, pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the registration statement or prospectus, or any amendment or supplement thereto, and are not so described or of any contracts or documents or instruments that are required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement that are not described and filed as required (such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as the Rights Holders may reasonably request and may contain such qualifications and limitations as are customarily included in opinions of such sort); and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Rights Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act (such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request);

      (ix) promptly notify the Rights Holders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of its becoming aware of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of the Holders, promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

      (x) otherwise use its diligent efforts to comply with all applicable rules and regulations of the Commission;

      (xi) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

      (xii) not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

      (xiii) provide a transfer agent, registrar and a CUSIP number for all Registrable Securities covered by such registration statement as soon as practicable after the effective date of such registration statement;

      (xiv) use its diligent efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed, or if not so listed, use its diligent efforts to cause such Registrable Securities to be listed on the Nasdaq National Market or any national exchange; and

      (xv) enter into such customary agreements (including underwriting agreements in customary form) in form and substance reasonably acceptable to the Company and take all such actions as the Majority Initiating Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares).

  (b) The Company may require each Rights Holder to furnish the Company with such information and undertakings regarding such Holder and the distribution of such securities that is typically required to be provided by selling stockholders as the Company may from time to time reasonably request in writing.

  (c) Each Holder, by execution of this Agreement, agrees that (i) upon receipt of any notice from the Company, or upon such Holder's otherwise becoming aware, of the occurrence of any event of the kind described in subdivision (a)(ix) of this Section 3, such Holder shall forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this
Section 3 and, if so directed by the Company, shall deliver to the Company all copies of the prospectus relating to such Registrable Securities, other than permanent file copies, then in possession of the Holders and (ii) it shall immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this
Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision
(a)(ix) of this Section 3.

  4.  Underwritten Offerings.
      ----------------------

  (a) Underwritten Offering.  In connection with any underwritten offering
      ---------------------
pursuant to a Requested Registration, the Company shall enter into an underwriting agreement with the underwriters for such offering in form and substance reasonably satisfactory to the Majority Initiating Holders and such underwriters in their reasonable judgment, such agreement to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. Each Holder participating in such underwritten registration shall be a party to such underwriting agreement and may, at such Holder's option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. No Holder participating in any such underwritten registration shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.

  (b) Selection of Underwriters.  If a Requested Registration involves an
      -------------------------
underwritten offering, then the Company shall select the underwriter from among underwriting firms of national reputation, subject to the consent of the Majority Initiating Holders, which consent shall not be unreasonably withheld.

  (c) Holdback Agreements.  (i)  Each Holder agrees, if so requested by the
      -------------------
managing underwriter in each underwritten registration of the Company's capital stock or other securities described in Section 2(a) and Section 2(b), to sign an agreement not to effect (except as part of such underwritten registration in accordance with the provisions hereof) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such underwriter requests, such period in no event to commence earlier than seven (7) days prior to, or to end more than (i) 180 days after an Initial Public Offering or (ii) 90 days after the effective date of any other registration, provided that each Holder is treated on an equal basis in being required to comply with such underwriter's request.

      (ii) The Company agrees, if so requested by the managing underwriter in each underwritten registration of the Company's capital stock or other securities described in Section 2(a), to sign an agreement not to effect (except as part of such underwritten registration in accordance with the provisions hereof) any sale, distribution, short sale, loan, grant of options for the purchase of, or otherwise dispose of, any Registrable Securities for such period as such underwriter requests, such period in no event to commence earlier than seven (7) days prior to, or to end more than 180 days after, the effective date of such Requested Registration.

  5.  Preparation, Reasonable Investigation.
      -------------------------------------

  In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, advance draft copies of such registration statement and each prospectus included therein or filed with the Commission at least 5 business days prior to the filing thereof with the Commission, and any amendments and supplements thereto promptly as they become available, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

  6.  Controlling Stockholders Rights.
      -------------------------------

      If any registration statement prepared in connection with a Requested Registration or an Incidental Registration refers to any holder by name or otherwise as the holder of any securities of the Company and if, in such holder's sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing and reasonably acceptable to the Company, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder to the extent not required thereby.

  7.  Withdrawal of Requested Registration.
      ------------------------------------

      A Requested Registration may only be withdrawn upon the request of the Majority Initiating Holders with respect to such Requested Registration.

  8.  Indemnification and Contribution.
      --------------------------------

  (a) Indemnification by the Company.  In the event of any registration under
      ------------------------------
the Securities Act pursuant to Section 2 of any Registrable Securities, the Company shall indemnify and hold harmless each Holder of Registrable Securities to be sold pursuant to such registration statement, its directors, officers and each Person, if any, who controls any Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, each other Person who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration), and each Person, if any, who controls any such underwriter or Qualified Independent Underwriter, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the "Indemnified Parties"), from and against any losses, claims, damages or liabilities, joint or several, arising out of, based upon or caused by any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, or any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or arising out of, based upon or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, except (i) with respect to a Holder insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Holder furnished to the Company in writing by such Holder specifically for use therein or (ii) with respect to an Underwriter insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such underwriter or Qualified Independent Underwriter furnished to the Company in writing by such underwriter or Qualified Independent Underwriter specifically for use therein, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the foregoing indemnity
                                        --------
agreement with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Registrable Securities or any person controlling such underwriter, if a copy of the Final Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person.

  (b) Indemnification by the Holders.  The Company may require, as a condition
      ------------------------------
to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 8) the Company, each director of the Company, each officer who has signed the registration statement and each other Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement or any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by such person or entity specifically for use therein. The obligation of any Holder hereunder is a separate obligation of each Holder and is not a joint obligation with any other holder of Registrable Securities and shall be limited to an amount equal to the net proceeds received by such Holder from the sale of Registrable Securities in the offering covered by such registration, unless such liability arises out of or is based upon such Holder's willful misconduct.

  (c) Indemnification Procedures.  Promptly after receipt by an Indemnified
      --------------------------
Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 8, such Indemnified Party shall, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action; provided,
                                                                 --------
however, that the failure of any Indemnified Party to give notice as provided
-------
herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 8, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be, in the reasonable judgment of the Indemnified Party, inappropriate due to actual differing interests between them. It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all underwriters and all persons, if any, who control any underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each Person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for any Holders and all Persons, if any, who control any Holder within the meaning of either such Section. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the consent of the Indemnified Party, effect the settlement or compromise of, or consent to entry of any judgment or enter into any settlement with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

  (d) Other Indemnification.  Indemnification similar to that specified in the
      ---------------------
preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

  (e) Indemnification Payment.  The indemnification required by this Section 8
      -----------------------
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

  (f) Survival of Obligations.  The obligations of the Company and of the
      -----------------------
Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in accordance with this Agreement and will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

  (g) Contribution.  If the indemnification provided for in this Section 8 is
      ------------
unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 8 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. With respect to contribution required pursuant to this Section 8(g), the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or Indemnifying Parties on the one hand or the Indemnified Party on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this Section 8(g), an indemnified holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds to such holder of Registrable Securities from the sale thereof exceed the amount of damages which such indemnified holder has otherwise been required to pay pursuant to Section 8(a) or Section 8(b), as applicable, by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

  If indemnification is available under Section 8(a) or Section 8(b), an indemnifying party shall indemnify an indemnified party to the full extent provided in Section 8(a) or Section 8(b), as applicable, without regard to the equitable considerations provided for in the immediately preceding paragraph.

  9.  Covenants Relating to Rule 144.
      ------------------------------

  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

  (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

  (b) to use its diligent efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

  (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to a Short-Form Registration Statement (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company filed with the Commission and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

  10.  Other Registration Rights.
       -------------------------

  The Company represents and warrants that it has not granted any registration rights to any Person. The Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

  11.  Miscellaneous.
       -------------

  (a) Specific Performance.  The parties hereto acknowledge that there may be no
      --------------------
adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

  (b) Notices.  All demands, requests, notices and other communications required
      -------
or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States first class mail (registered, return receipt requested) properly addressed and postage prepaid:

      (i)      If to the Company, to:

               Chief Financial Officer
               Diveo Broadband Networks, Inc.
               3201 New Mexico Avenue, N.W. - Suite 350
               Washington, DC  20016
               Telecopy:  (202) 966-0014

      with a copy to:

               Lorraine Sostowski, Esq.
               Hogan & Hartson, L.L.P.
               Columbia Square
               555 Thirteenth St., N.W.
               Washington, D.C. 20004
               Telecopy:  (202) 637-5910

      (ii) if to the Holders, to their addresses set forth on Schedule 1 hereto,

      with a copy, in the case of Holders of Series A-1 Preferred Stock, to:

          Leonard Q. Slap, Esq.
          Edwards & Angell, LLP
          101 Federal Street
          Boston, MA  02110
          Telecopy:  (617) 439-4170

      with a copy, in the case of Holders of Series B-2 Preferred Stock, to:

          F. William Reindel, Esq.
          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY  10004
          Telecopy:  (212) 859-8586

      with a copy, in the case of Holders of Series C-1 Preferred Stock, to:

               .

Such names, addresses and telecopy numbers may be changed by such notice. Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

  (c) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
      -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

  (d) Headings.  The descriptive headings of the several sections and paragraphs
      --------
of this Agreement are inserted for convenience only and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

  (e) Entire Agreement; Amendments.  This Agreement and the other writings
      ----------------------------
referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.
This Agreement terminates, restates and supersedes all prior agreements and understandings between the parties with respect to its subject matter, including the Original Registration Rights Agreement. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of not less than 85% of the Registrable Securities. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 11(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

  (f) Assignability.  This Agreement and all of the provisions hereof will be
      -------------
assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any Registrable Security, unless the Holder specifies otherwise in connection with particular transfers of Registrable Securities. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Holder under this Agreement unless and until either (i) such person becomes the holder of record of Registrable Securities or (ii) the Company receives written notice of such purchase, transfer or assignment.

  (g) Counterparts.  This Agreement may be executed in two or more counterparts,
      ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  (h) Adjustments Affecting Registrable Securities.  Unless failure to do so
      --------------------------------------------
would have a material adverse effect on the Company or its subsidiaries, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                           CORPORATION:

                           DIVEO BROADBAND NETWORKS, INC.

                           By:______________________________
                              Name:
                              Title:

                           NEW INVESTORS:


                           NEWBRIDGE DIGINET INVESTORS, L.P.

                           By:  Newbridge Diginet GP, L.P.

                              By:  Newbridge Diginet GenPar, LLC

                              By:___________________________________
                                 Name:
                                 Title:

                           KEVIN SOMERVILLE

                           ________________________________________

                           EXISTING HOLDERS OF 85% OR MORE OF THE REGISTRABLE
                           SECURITIES:


                           GS CAPITAL PARTNERS III, L.P.

                              By:  GS Advisors, L.P., general partner of
                                       GS Capital Partners III, L.P.

                              By: GS Advisors, Inc., general partner of
                                       GS Advisors, L.P.


                              By:__________________________________________
                                   Name:
                                   Title:

                           GS CAPITAL PARTNERS III OFFSHORE, L.P.

                               By: GS Advisors III (Cayman), L.P., its general partner
                               By:  GS Advisors III, L.L.C., its general partner


                                By:__________________________________________
                                     Name:
                                     Title:


                           GOLDMAN, SACHS & CO. VERWALTUNGS  GmbH


                                By:__________________________________________
                                     Name:
                                     Title:

                                                and


                                By:__________________________________________
                                     Name:
                                     Title:

                           STONE STREET FUND 1999, L.P.

                              By: Stone Street 1999 Corp.,
                                  its general partner


                           By:_______________________________________
                              Name:
                              Title:

                           BOOTH AMERICAN COMPANY



                           By:_______________________________________
                              Name:
                              Title:

                           COLUMBIA MANAGEMENT, INC.



                           By:_______________________________________
                              Name:
                              Title:

                           ALTA COMMUNICATIONS VII, L.P.

                           By:  Alta Communications VII Managers L.L.C,
                                         its Manager


                           By:_______________________________________
                              Name:
                              Title:

                           ALTA COMMUNICATIONS VI, LP

                           By: Alta Communications VI Management Partners, L.P., its general partner


                           By:_______________________________________
                              Name:
                              Title:

                           ALTA COMM S BY S, LLC


                           By:_______________________________________
                              Name:
                              Title:

                           NORWEST EQUITY CAPITAL, L.L.C.


                           By:_______________________________________
                              Name:
                              Title:

                           ONELIBERTY FUND IV, L.P.

                              By:  OneLiberty Partners IV, L.L.C.,
                                     its general partner


                           By:_______________________________________
                              Name:
                              Title:


                           ONELIBERTY ADVISORS FUND IV, L.P.

                              By:  OneLiberty Partners IV, L.L.C.,
                                     its general partner


                           By:_______________________________________
                              Name:
                              Title:

                           NAZCA LIMITED PARTNERSHIP

                           By:_______________________________________
                              Name:
                              Title:

                           SOMERVILLE AND COMPANY


                           By:_______________________________________
                              Name:
                              Title:

                           NORWEST BANK COLORADO, N.A.,
                           TRUSTEE OF THE SOMERVILLE & CO.
                           PROFIT SHARING PLAN, FBO
                           KEVIN SOMERVILLE


                           By:_______________________________________
                              Name:
                              Title:

                           DAVID SOLOMON


                           ________________________________________



                           JOSHUA L. STEINER


                           ________________________________________



                           MARK TEITELBAUM


                           _________________________________________


                           GREGORY T. KRUGLAK


                           ________________________________________

                           HOOPER FARM PARTNERSHIP


                           By:_______________________________________
                              Name:
                              Title:


                           JEFFREY S. SILVERMAN


                           ________________________________________

                           NEAL ARONSON


                           ________________________________________

                           PHILLIP S. AND MARY J. NEAL, JTWROS


                           By:_______________________________________
                              Name:
                              Title:


                           KETTLE PARTNERS, LP


                           By:_______________________________________
                              Name:
                              Title:


                           ELLIOT J. MILLENSON


                           ________________________________________

                           JAMES W. WOHLGEMUTH

                           ________________________________________

                           EMERMAN CAPITAL, LLC


                           By:_______________________________________
                              Name:
                              Title:


                           GREGORY T. KRUGLAK REVOCABLE TRUST, UA DTD 6/27/90


                           By:_______________________________________
                              Name:
                              Title:


                           IVAN KRUGLAK


                           ________________________________________
                           FRANCAREP



                           By:_______________________________________
                              Name:
                              Title:

                           DIGINET DEVELOPMENT, L.L.C.

                           By:________________________________________
                              Name:
                              Title:


                           SCOTT PURITZ



                           ___________________________________________

                           DIGITAL VENTURES, LTD.

                           By:
                              Name:___________________________________
                              Title:


                           BT ALEX. BROWN C/F SCOTT D. PURITZ
                              ROTH CNV DTD 4/24/98


                           By:________________________________________
                              Name:
                              Title:


                           BT ALEX. BROWN C/F SUSAN NEAL PURITZ
                              Roth CNV DTD 4/24/98


                           By:________________________________________
                              Name:
                              Title:

                           JONATHAN F. GUNTER REVOCABLE TRUST


                           By:_______________________________________
                              Name:
                              Title:


                           JAKER INC.


                           By:_______________________________________
                              Name:
                              Title:


                           GUNTER. L.P.


                           By:_______________________________________
                              Name:
                              Title:


                           BT ALEX. BROWN C/F JONATHAN FORREST

                              GUNTER ROTH CNV DTD 4/21/98


                           By:_______________________________________
                              Name:
                              Title:


                           BT ALEX. BROWN C/F DIANA ROSE GUNTER

                              ROTH CNV DTD 4/24/98

                           By:_______________________________________
                              Name:
                              Title:

                           BT ALEX. BROWN C/F JANET ANNE GUNTER
                              ROTH CNV DTD 5/1/98


                           By:_______________________________________
                              Name:
                              Title:


                           BT ALEX. BROWN C/F TIMOTHY OWEN
                              GUNTER ROTH CNV DTD 4/28/98


                           By:_______________________________________
                              Name:
                              Title:

                           MERITAGE PRIVATE EQUITY FUND, L.P.


                           By:_______________________________________
                              Name:
                              Title:


                           MERITAGE PRIVATE EQUITY PARALLEL FUND, L.P.


                           By:_______________________________________
                              Name:
                              Title:


                           MERITAGE ENTREPRENEURS FUND, L.P.


                           By:_______________________________________
                              Name:
                              Title:

                                   SCHEDULE I
                                   ----------

                                List of Holders
                                ---------------


Name and Address of Holder
--------------------------------------------------------
STOCKHOLDERS THAT ARE NOT EXISTING
INVESTORS:

Newbridge Diginet Investors, L.P.
1133 Connecticut Avenue, N.W.
Suite 700
Washington, D.C.  20036
Fax:  (202) 496-0051
      (202) 454-1101
Attn: Richard P. Schifter
      Kenneth R. Brotman

with a copy to:

Newbridge Latin America, L.P.
Newbridge Andean Partners L.P.
201 Main Street, Suite 2420
Fort Worth, TX  76102
Fax:  (817) 871-4010
Attn:  Rick Ekleberry

-and-

Cleary, Gottlieb, Steen & Hamilton
One Liberty Plaza
New York, NY 10006-1470

Kevin Somerville
727 East 16/th/ Avenue
Denver CO 80203-2003

EXISTING INVESTORS THAT ARE NOT FOUNDING INVESTORS:

GS Capital Partners III, L.P.
85 Broad Street
New York, NY  10004
Fax:    (212) 902-3000
Attn.:  Muneer Satter

GS Capital Partners III, L.P.
85 Broad Street
New York, NY  10004
Fax:    (212) 902-3000
Attn.:  Ben Adler


with copies to:
Fried, Frank, Harris, Shriver & Jacobson
One New York Plaza
New York, NY  10004
Fax:    (212) 859-8587
Attn.:  F. William Reindel

GS Capital Partners III Offshore, L.P.
85 Broad Street
New York, NY  10004
Fax:  (212) 902-3000

Goldman, Sachs & Co. Verwaltungs GmbH
85 Broad Street
New York, NY  10004
Fax:  (212) 902-3000

Stone Street Fund 1999, L.P
85 Broad Street
New York, NY  10004
Fax:  (212) 902-3000

Booth American Company
Suite 1230
333 West Fort Street
Detroit, Michigan  48226
Tel:  (313) 202-3360
Fax:  (313) 202-3390
Attn:  Ralph H. Booth

Columbia Management, Inc.
845 West 116th Street
Carmel, Indiana  46032
Tel: (317) 844-1323
Fax: (317) 575-9817
Attn:  Robert Goad

Alta Communications VII, L.P.
One Embarcadero Center, Ste. 4050
San Francisco, CA  94111
Bus.:  (415) 782-4045
Fax:  (415) 362-6178
Attn.:  Robert F. Benbow

Alta Communications VI, L.P.
One Embarcadero Center, Ste. 4050
San Francisco, CA  94111
Bus.:  (415) 782-4045
Fax:  (415) 362-6178
Attn.:  Robert F. Benbow

Alta Comm S by S, LLC
One Embarcadero Center, Ste. 4050
San Francisco, CA  94111
Bus.:  (415) 782-4045
Fax:  (415) 362-6178
Attn.:  Robert F. Benbow

Norwest Equity Capital, L.L.C.
Attn:  Blair P. Whitaker
245 Litton Avenue
Suite 250
Palo Alto, CA  94301
650-321-8000 Ext. 231

OneLiberty Fund IV, L.P.
c/o OneLiberty Ventures, Inc
150 Cambridge Park Drive, 10th Floor
Cambridge, MA 02140
Bus.:  (617) 423-2300
Tel.:  (617) 338-4362
Attention: Edwin M. Kania

OneLiberty Advisors Fund IV, L.P.
c/o OneLiberty Ventures, Inc
150 Cambridge Park Drive, 10th Floor
Cambridge, MA 02140
Bus.:  (617) 423-2300
Tel.:  (617) 338-4362
Attention: Edwin M. Kania

NAZCA Limited Partnership
c/o Rothschild Trust Cayman Limited
Anchorage Centre, Second Floor
P. O. Box 30715 SMB
Harbour Drive
George Town, Grand Cayman
British West Indies
Attn:  William Messer, Esq.
Tel.:  (345) 949-3022
Fax:  (345) 949-3177

with a copy to:

Rodman L. Drake
c/o Rothschild North America, Inc.
1251 Avenue of the Americas
Suite 940
New York, NY  10020
Tel.:  (212) 403-3564
Fax:  (212) 403-5431

Somerville and Company
Attn: Kevin Somerville
727 East 16th Avenue
Denver, CO 80203
Tel.:  (303) 830-0598 Ext. 108
Norwest Bank Colorado, N.A.,
Trustee of the Somerville & Co.
Profit Sharing Plan, FBO Kevin Somerville

Norwest Investment Management Trust
1740 Broadway
Denver, CO  80274-8697
Tel:  (303) 801-8811
Fax.:  (303) 863-6372
Attn.:  Karin Tomlinson

David Solomon
Solomon Advisors, LLC
201 Summit View Dr.
Suite 150
Brentwood, TN 37027
Tel.:  (615) 661-7877
Fax:  (615) 373-3177

Meritage Private Equity Fund, L.P.
1600 Wynkoop Street
Suite 300
Denver, Colorado  80202
Tel.:  (303) 352-2040
Attn:   John Garrett

Meritage Private Equity Parallel Fund, L.P.
1600 Wynkoop Street
Suite 300
Denver, Colorado  80202
Tel.:  (303) 352-2040
Attn:   John Garrett

Meritage Private Equity Entreprenuers Fund, L.P.
1600 Wynkoop Street
Suite 300
Denver, Colorado  80202
Tel.:  (303) 352-2040
Attn:    John Garrett

Joshua L. Steiner
c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, NY  10020
Tel.:  (212) 632-6598
Fax:  (212) 632-6054


Mark Teitelbaum
c/o Insignia/ESG, Inc. Real Estate
601 13/th/ Street, N.W.
Suite 800 North
Washington, DC  20005
Tel.:  (202) 508-3525
Fax:  (202) 783-1723

Gregory T. Kruglak
c/o IPEM Associates
215 Midvale Street
Falls Church, VA  22046
Tel.:  (703) 538-6916
Fax:  (703) 538-4671

Hooper Farm Partnership
c/o Lazard Freres & Co. LLC
Attn: Jonathan Foster
30 Rockefeller Plaza
New York, NY  10020
Tel.:  (212) 632-6117

Jeffrey S. Silverman
c/o LTS Capital Partners, LLC
777 Third Avenue
30th Floor
New York, NY 10017-1401
Tel.:  (212) 446-0229

Neal Aronson
c/o U.S. Franchise Systems, Inc.
13 Corporate Square
Suite 250
Atlanta, GA 30329
Tel.:  (404) 235-7444

Phillip S. and Mary J. Neal, JTWROS
1133 Asquith Drive
Arnold, MD 21012
Tel.:  (410) 647-9245

Kettle Partners, L.P.
Attn:  David R. Semmel
350 West Hubbard
Suite 350
Chicago, IL 60610
Tel.:  (312) 527-2510

Elliot J. Millenson
15 Ashington Club Road
Far Hills, NJ 07931
Tel.:  (908) 719-9709

James W. Wohlgemuth
3830 Livingston Street, N.W.
Washington, DC 20015
Tel.:  (202) 626-7078

Emerman Capital, LLC
c/o Ulysses Sherman
408 N.W. 12th Avenue
Suite 207
Portland, OR 97209
Tel.:  (503) 525-5868

Gregory T. Kruglak Revocable Trust U/A DTD 6/27/90
c/o IPEM Associates
Attn: Gregory T. Kruglak
847 Whann Avenue
McLean, VA 22101
Tel.:  (703) 847-5187

Ivan Kruglak
c/o Coherent Communications
28245 Avenue Crooker
Suite 200
Valencia, CA 91355
Tel.:  (805) 295-0300

FRANCAREP
Attn:  Georges Babinet
50, avenue des Champs-Elysees
75008
Paris, France
Tel:  33-1-53-77-65-10
Fax:  33-1-45-63-85-28

with a copy to:

Rodman L. Drake
c/o Rothschild North America, Inc.
Suite 940
1251 Avenue of the Americas
New York, NY  10020
Tel.:  (212) 403-3564
Fax:  (212) 403-5431

EXISTING INVESTORS THAT ARE FOUNDING INVESTORS:

Diginet Development, L.L.C.
3201 New Mexico Avenue
Suite 320
Washington, DC  20016
Tel.:  (202)-274-0040
Fax:  (202)-274-0058
Attn.:  Scott Puritz

Scott Puritz
c/o Diginet Americas, Inc.
3201 New Mexico Avenue
Suite 320
Washington, DC  20016
Tel.:  (202) 274-0040
Fax:  (202) 274-0058

Diginet Ventures, Ltd.
3201 New Mexico Avenue
Suite 320
Washington, DC  20016
Tel.:  (202)-274-0040
Fax:  (202)-274-0058
Attn.:  Scott Puritz

BT Alex. Brown c/f Scott D. Puritz Roth CNV DTD
 4/24/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth

BT Alex. Brown c/f Susan Neal
Puritz Roth CNV DTD 4/24/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth

Jonathan F. Gunter Revocable Trust
225 S. Meramac #823
St. Louis, MO  63105
Tel.:  (314) 862-8255
Fax:  (314) 862-0549
Attn.:  Jonathan Gunter

Jaker Inc.
225 S. Meramac #823
St. Louis, MO  63105
Tel.:  (314) 862-8255
Fax:  (314) 862-0549
Attn.:  Jonathan Gunter

Gunter, L.P.
225 S. Meramac #823
St. Louis, MO  63105
Tel.:  (314) 862-8255
Fax  (314) 862-0549

BT Alex. Brown c/f Jonathan Forrest Gunter Roth
 CNV DTD 4/21/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth

BT Alex. Brown c/f Diana Rose Gunter Roth CNV DTD
 4/21/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth

BT Alex. Brown c/f Janet Ann Gunter Roth CNV DTD
 5/1/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth

BT Alex. Brown c/f Timothy Owen Gunter Roth CNV
 DTD 4/28/98
c/o BT Alex. Brown & Sons, Inc.
1440 New York Ave., NW
Suite 500
Washington, DC  20005
Tel.:  (202) 626-7078
Fax:  (202) 626-7056
Attn.:  James W. Wohlgemuth